NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code: 5-02-210

Columbus, Ohio 43215

(800) 848-0920

NATIONWIDE GOVERNMENT BOND FUND

IMPORTANT SHAREHOLDER INFORMATION

The enclosed Prospectus/Information Statement is being provided to inform you that on or about December 4, 2017, the Nationwide Government Bond Fund, a series of the Nationwide Mutual Funds (the “Trust”), will be reorganized with and into the Nationwide Inflation-Protected Securities Fund, also a series of the Trust (the “Transaction”). The Prospectus/Information Statement discusses this proposed reorganization and provides you with information that you should consider. The Board of Trustees of the Trust approved the reorganization and concluded that the reorganization is in the best interests of the Nationwide Government Bond Fund and its shareholders.

Please review the information in the Prospectus/Information Statement for your reference. You do not need to take any action regarding your account. On or about December 4, 2017, your shares of the Nationwide Government Bond Fund will be converted automatically at their net asset value into the shares of the corresponding class of the Nationwide Inflation-Protected Securities Fund.

The investment goals, strategies and risks of the Nationwide Inflation-Protected Securities Fund differ in certain significant respects from those of the Nationwide Government Bond Fund. The enclosed Prospectus/Information Statement provides important information regarding such differences, as well as some similarities, that shareholders of the Nationwide Government Bond Fund should consider in determining whether an investment in the Nationwide Inflation-Protected Securities Fund is appropriate for them. The Transaction will close no sooner than 60 days after the date of the enclosed Prospectus/Information Statement. Shareholders may redeem their shares in the Nationwide Government Bond Fund (or shares of the Nationwide Inflation-Protected Securities Fund received as part of the Transaction (“Acquiring Fund Shares”)) at any time prior to or after the closing of the Transaction. No contingent deferred sales charge will be assessed in connection with any redemption of your shares in the Nationwide Government Bond Fund prior to the Transaction. Redemptions of Acquiring Fund Shares after the close of the Transaction will be subject to any applicable contingent deferred sales charges.

If you have any questions, please call the Trust toll-free at (800) 848-0920.

i

PROSPECTUS/INFORMATION STATEMENT

ii

NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code: 5-02-210

Columbus, Ohio 43215

(800) 848-0920

PROSPECTUS/INFORMATION STATEMENT

Dated September 27, 2017

Acquisition of the Assets of:
NATIONWIDE GOVERNMENT BOND FUND
(a series of Nationwide Mutual Funds)
By and in exchange for shares of:
NATIONWIDE INFLATION-PROTECTED SECURITIES FUND
(a series of Nationwide Mutual Funds)

This Prospectus/Information Statement is being furnished to shareholders of Nationwide Government Bond Fund (the “Target Fund”), a series of Nationwide Mutual Funds (the “Trust”) pursuant to a Plan of Reorganization (the “Plan”) whereby all of the property, assets, and goodwill (“Assets”) of the Target Fund will be acquired by the Nationwide Inflation-Protected Securities Fund, also a series of the Trust (the “Acquiring Fund,” and collectively with the Target Fund, the “Funds”), in exchange for shares of the Acquiring Fund (the “Transaction”). According to the Plan, the Target Fund will then be liquidated and dissolved following the Transaction. The Board of Trustees of the Trust (the “Board”) has approved the Plan and the Transaction. Shareholders of the Target Fund are not required to and are not being asked to approve the Plan or the Transaction.

Pursuant to the Plan, holders of Class A, Class C and Class R shares of the Target Fund will receive the equivalent aggregate net asset value of Class A shares of the Acquiring Fund, and holders of Institutional Service Class shares of the Target Fund will receive the equivalent aggregate net asset value of Institutional Service Class shares of the Acquiring Fund.

The investment goals, strategies and risks of the Funds differ in certain significant respects. The Target Fund seeks as high a level of current income as is consistent with preserving capital. The Target Fund invests at least 80% of its net assets in securities issued by the United States government and its agencies and instrumentalities (“U.S. Government Securities”). The Target Fund invests in a variety of U.S. Government Securities, and many of these securities include mortgage-backed securities. The Target Fund generally does not invest in fixed-income securities (or “bonds”) that are indexed or linked to the rate of inflation in the United States (“inflation-protected securities”). The Acquiring Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Acquiring Fund invests at least 80% of its net assets in inflation-protected securities. For the foreseeable future, the Acquiring Fund’s investment adviser and subadviser anticipate continuing to invest substantially all of the Acquiring Fund’s assets in Treasury Inflation-Protected Securities (“TIPS”), which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, the Acquiring Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment-grade at the time of their purchase. The Acquiring Fund may also invest up to 20% of its net assets in fixed-income securities that are not linked to inflation.

Each Fund is a diversified series of the Trust. Both Funds utilize Nationwide Fund Advisors (“NFA”) as the primary investment adviser, and Nationwide Asset Management, LLC (“NWAM”) as the subadviser.

This Prospectus/Information Statement provides the information that you should know about the Transaction and about an investment in the Acquiring Fund. You should retain this Prospectus/Information Statement for future reference. A Statement of Additional Information dated September, 2017 (the “Statement of Additional Information”), relating to this Prospectus/Information Statement contains more information about the Acquiring Fund and the Transaction, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference.

The prospectus of the Acquiring Fund, dated February 28, 2017, as revised May 24, 2017 (1933 Act File No. 333-40455) (the “Acquiring Fund Prospectus”), is incorporated herein by reference and is considered a part of this Prospectus/Information Statement, and is intended to provide you with information about the Acquiring Fund. A copy of the current summary prospectus for the Acquiring Fund (“Acquiring Fund Summary Prospectus”) accompanies this Prospectus/Information Statement. The prospectus of the Target Fund, dated February 28, 2017, as revised May 24, 2017 (1933 Act File No. 333-40455) (the “Target Fund Prospectus”), provides additional information about the Target Fund and is incorporated herein by reference. Target Fund shareholders should consult their financial advisor about whether the Acquiring Fund is appropriate for the shareholder’s investment portfolio.

You can request a free copy of the Statement of Additional Information, Acquiring Fund Prospectus or Target Fund Prospectus, the Annual Report to Shareholders of the Acquiring Fund or Target Fund for the fiscal year ended October 31, 2016 (collectively the “Annual Reports”) or the Semiannual Report to Shareholders of the Acquiring Fund or Target Fund for the period ended April 30, 2017, by calling (800) 848-0920, or by writing to the Trust at: One Nationwide Plaza, Mail Code: 5-02-210, Columbus, Ohio 43215.

Additional information about the Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s internet site at www.sec.gov. Shareholders can review and copy information about the Acquiring Fund and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

INTRODUCTION

This Introduction is only a summary of certain information contained in this Prospectus/Information Statement. You should read the more complete information in the rest of this Prospectus/Information Statement, including the Plan, attached as Exhibit A, and the Acquiring Fund Summary Prospectus included with this Prospectus/Information Statement.

The Transaction

At a meeting held on June 14, 2017, the Board, on behalf of the Target Fund, considered the proposal to reorganize the Target Fund with and into the Acquiring Fund, and approved the Plan.

The Plan provides for: (i) the acquisition by the Acquiring Fund of all of the Assets of the Target Fund in exchange solely for Class A and Institutional Service Class shares of the Acquiring Fund (“Acquiring Fund Shares”); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund; (iii) the pro rata distribution of such shares of the Acquiring Fund to shareholders of the Target Fund holding the corresponding class of shares of the Target Fund; and (iv) the liquidation and dissolution of the Target Fund. The transaction for the Target Fund is referred to in this Prospectus/Information Statement as the “Transaction.” The Board, including a majority of the Trustees who are not “interested persons” (as defined by the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), approved the Plan for the Target Fund.

At the closing of the Transaction, all of the Target Fund’s Assets will be transferred to the Acquiring Fund in exchange for the Acquiring Fund Shares equal in value to the Assets of the Target Fund that are transferred to the Acquiring Fund. The Acquiring Fund Shares will then be distributed pro rata to the Target Fund’s shareholders and the Target Fund will be liquidated and dissolved.

The Transaction will result in your shares of the Target Fund being exchanged for Acquiring Fund Shares equal in value (but having a different price per share) to your shares of the Target Fund. In particular, shareholders of Class A, Class C, and Class R shares of the Target Fund will receive Class A shares of the Acquiring Fund, and Institutional Service Class shares of the Target Fund will receive Institutional Service Class shares of the Acquiring Fund. This means that you will cease to be a shareholder of the Target Fund and will become a shareholder of the Acquiring Fund. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around December 4, 2017. Class A and Class C shareholders of the Target Fund will not be assessed sales charges, including any contingent deferred sales charge, for the exchange of their shares for Class A shares of the Acquiring Fund. Subsequent purchases of Class A shares of the Acquiring Fund will, however, be subject to applicable sales charges.

For the reasons set forth below under “Reasons for the Transaction,” the Board has determined that the Transaction is in the best interests of the Target Fund and the Acquiring Fund. The Board has also concluded that the interests of the existing shareholders of the Target Fund and the existing shareholders of the Acquiring Fund will not be diluted as a result of the Transaction.

How do the investment objectives, principal strategies and policies of the Target Fund compare against the Acquiring Fund?

Investment Objectives. The Target Fund seeks as high a level of current income as is consistent with preserving capital, whereas the Acquiring Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies and Policies. While both the Target Fund and the Acquiring Fund currently invest substantially all of their assets in U.S. Government Securities, the Funds’ investment goals, strategies and risks have significant differences. In managing the Target Fund, the subadviser seeks to achieve the Fund’s objective by investing in U.S. Government Securities of any kind offering the highest level of expected income while simultaneously minimizing market price fluctuations. Accordingly, under normal circumstances, the Target Fund invests at least 80% of its net assets in U.S. Government Securities. Many of the securities in which the Target Fund invests include mortgage-backed securities. By contrast, under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in inflation-protected securities, which are designed to protect the future purchasing power of the money invested in them. The investment strategies of the two Funds may, over various periods, experience substantially different investment returns.

For the foreseeable future, the Acquiring Fund’s adviser and subadviser anticipate investing the Acquiring Fund’s assets primarily in U.S. Treasury Inflation Protected Securities (“TIPS”), which are inflation-protected securities issued by the U.S. Treasury. TIPS are indexed to provide protection against inflation, as measured by a designated inflation index, such as the Consumer Price Index. Nevertheless, the Acquiring Fund has the flexibility to invest in other inflation-protected securities, as well as inflation-linked securities issued by other entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Acquiring Fund may also invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. The Target Fund invests in a wider variety of U.S. Government Securities, many of which include mortgage-backed securities. Although some of the securities in which the Target Fund invests are issued by the U.S. Treasury, many securities the Target Fund holds, such as mortgage-backed securities, are not, and thus may not be backed by the full faith and credit of the United States. Differences in the types of U.S. Government Securities held by the two Funds, including the structures of the securities — the inflation-protection feature of TIPS, in the case of the Acquiring Fund; prepayment features of many mortgage-backed securities, for example, in the case of the Target Fund — will affect the volatility and returns of the Funds’ portfolios.

Both Funds are managed by the same subadviser and portfolio management team. In managing each Fund, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of such Fund’s benchmark index. The benchmark for the Target Fund is the Bank of America Merrill Lynch AAA U.S. Treasury/Agency Master Index, whereas the benchmark for the Acquiring Fund is the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) IndexSM. As of March 31, 2017, the Target Fund’s average portfolio duration was 5.5 years, whereas the Acquiring Fund’s average portfolio duration was 7.1 years. Because the Acquiring Fund’s average portfolio duration is somewhat longer than that of the Target Fund, the Acquiring Fund may experience a greater degree of volatility in response to changes in interest rates, although the inflation-adjustment feature of the Acquiring Fund’s TIPS investments may affect the extent of any increase or decrease in the value of its portfolio in response to changes in interest rates.

Each Fund is classified as “diversified” under applicable federal law and will not concentrate its investments in any one industry.

For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks” below.

What are the principal risks associated with investments in the Target Fund versus the Acquiring Fund?

As with most investments, investments in the Funds involve certain principal risks. There can be no guarantee against losses resulting from an investment in the Funds, nor is there any assurance that the Funds will achieve their investment objectives.

Although both the Target Fund and Acquiring Fund share certain types of risks, the degree of such risks may vary. For example, both the Target Fund and the Acquiring Fund are subject to credit risk. The Target Fund, however, is subject to a higher degree of credit risk than the Acquiring Fund to the extent it invests in securities that are not backed by the full faith and credit of the United States. Both the Target Fund and the Acquiring Fund also are subject to interest rate risk, although the Acquiring Fund may be subject to a greater degree of interest rate risk than the Target Fund because it has a longer average portfolio duration than the Target Fund. In addition, interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Acquiring Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of the Target Fund. Conversely, the Target Fund invests considerably in mortgage-backed securities, whereas the Acquiring Fund does not invest in mortgage-backed securities as a principal investment strategy. The Target Fund is therefore subject to the prepayment and extension risks that mortgage-backed securities present, whereas the Acquiring Fund is not subject to such risks. Because the Acquiring Fund invests primarily in TIPS, the Acquiring Fund presents risks that are unique to inflation-protected securities. For example, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Any increase in the principal amount of inflation-protected bonds may be included for tax purposes in the Acquiring Fund’s gross income, even though no cash attributable to such gross income has been received by the Acquiring Fund, which will have tax consequences for the Acquiring Fund and its shareholders. See “Inflation-protected securities tax risk” below. For advice about your personal tax situation, please speak with your tax advisor.

Interest rate risk. (Acquiring Fund and Target Fund) Generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly.

Inflation-protected securities risk. (Acquiring Fund only) Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise.

Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Acquiring Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Acquiring Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.

Credit risk. (Acquiring Fund and Target Fund) A bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, a Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

U.S. government securities risk. (Acquiring Fund and Target Fund) Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Liquidity risk. (Acquiring Fund and Target Fund) When there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that a Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can only sell portfolio securities or instruments at a material loss. To meet redemption requests, a Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk. (Acquiring Fund and Target Fund) To the extent certain bonds are paid off by the issuer more quickly than anticipated, a Fund may be required to invest the proceeds in securities with lower yields.

Market and selection risks. (Acquiring Fund and Target Fund) Market risk is the risk that one or more of the markets in which a Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-backed securities risks. (Target Fund only) The Target Fund’s investments in mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. Investments in mortgage-backed securities may also expose the Target Fund to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

Inflation-protected securities tax risk. (Acquiring Fund only) Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Acquiring Fund’s gross income, even though no cash attributable to such gross income has been received by the Acquiring Fund. In such event, the Acquiring Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Acquiring Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Acquiring Fund. In addition, adjustments during the taxable year for deflation to an inflation-protected bond held by the Acquiring Fund may cause amounts previously distributed by the Acquiring Fund in the taxable year as income to be recharacterized as a return of capital.

For further information about the principal risks of investing in the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies and Principal Risks” below.

What are the general tax consequences of the Transaction?

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes (although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position). This means that the shareholders of the Target Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares in the Target Fund for Acquiring Fund Shares pursuant to the Transaction. Prior to the closing of the Transaction, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Transaction. You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your individual circumstances. You should also consult your tax advisor about the state and local tax consequences of the Transaction, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Transaction only.

It is currently expected that a substantial portion of the Target Fund’s assets (approximately 60%) will be sold following the Transaction. In light of the Target Fund’s unrealized appreciation ($479,258 at April 30, 2017) and its aggregate capital loss carryovers ($1,451,264 at April 30, 2017), it is anticipated that the sale of a substantial portion of the Target Fund’s portfolio securities will not result in any substantial amount of capital gains to be distributed by the combined Fund to shareholders. Certain limitations on the use of the capital loss carryovers of the combined Fund following the Transaction may prevent the combined Fund from using the capital loss carryovers to fully offset gains realized from the sale of a substantial portion of the Target Fund’s assets, resulting in a distribution of capital gains to shareholders following the Transaction. However, since the combined Fund is significantly larger than the Target Fund and the Target Fund’s unrealized appreciation at April 30, 2017 is relatively small as compared to the net asset value of the combined Fund, any capital gains distributed to the combined Fund’s shareholders, although more than a Target Fund shareholder might have received from the Target Fund if the Target Fund were to sell a substantial portion of its assets prior to the Transaction, is not anticipated to be substantial on a per share basis. taxable shareholder who is inclined to redeem shares in the Target Fund may prefer to avoid the potential capital gain distribution following the Transaction and redeem shares in the Target Fund prior to the Transaction. Notwithstanding the foregoing, the actual amount of any distribution in connection with the sale of a substantial portion of the Target Fund’s assets could vary depending on a number of factors including market conditions on the Closing Date or the date(s) on which a substantial portion of the Target Fund’s assets are sold and the date(s) of such sale(s) relative to the completion of the combined Fund’s first taxable year following the Closing Date.

For more detailed information about the federal income tax consequences of the Transaction, see “Information about the Transaction and the Plan — What are the tax consequences of the Transaction?”

Who manages the Funds?

Nationwide Fund Advisors (“NFA” or the “Adviser”), One Nationwide Plaza, Mail Code: 5-02-210, Columbus, Ohio 43215, manages the investment of each Fund’s assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Board, NFA also determines the allocation of each Fund’s assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly owned subsidiary of Nationwide Financial Services, Inc. As of June 30, 2017, NFA managed in the aggregate approximately $26.5 billion in assets under management.

Subject to the supervision of NFA and the Board, one or more subadvisers manages all or a portion of each Fund’s assets in accordance with each Fund’s investment objectives and strategies. With regard to the portion of a Fund’s assets allocated to it, each subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Nationwide Asset Management, LLC (“NWAM”) is the subadviser for both the Target Fund and the Acquiring Fund, and is located at One Nationwide Plaza, Mail Code 1-20-19, Columbus, OH 43215. NWAM provides investment advisory services to registered investment companies and other types of accounts, such as institutional separate accounts. NWAM was organized in 2007, in part, to serve as investment subadviser for fixed-income funds. NWAM is a wholly owned subsidiary of Nationwide Mutual Insurance Company (“Nationwide Mutual”), and is thus an affiliate of NFA.

The portfolio managers of both the Target Fund and the Acquiring Fund are identical. Gary R. Hunt, CFA and Chad W. Finefrock, CFA, are co-portfolio managers with joint responsibility for the day-to-day management of both Funds, including the selection of the Funds’ investments.

Mr. Hunt joined Nationwide Mutual, the parent company of NWAM, in 1992 as a securities analyst. He is currently a Senior Investment Professional and manages or co-manages multi-asset class portfolios for Nationwide Mutual and its affiliates. Mr. Hunt earned his bachelor’s degree in business administration, an MBA from The Ohio State University and is a CFA® charterholder.

Mr. Finefrock joined Nationwide Mutual, the parent company of NWAM, in 2001. He is a Senior Investment Professional and is responsible for trading U.S. Treasury securities, U.S. government agency debt securities, mortgage-backed securities and derivatives for Nationwide Mutual and its affiliates. Mr. Finefrock earned a bachelor’s degree in risk management and insurance from The Ohio State University, an MBA from the University of Oxford and is a CFA® charterholder.

The Statement of Additional Information (“SAI”) for the Funds, dated February 28, 2017, as revised March 22, 2017, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds. For information on how to obtain a copy of the SAI for the Funds, please see the section entitled, “More Information about the Funds.”

What are the fees and expenses of each Fund and what might they be after the Transaction?

The following tables describe the fees and expenses that you may pay when buying and holding shares of the Funds, depending on the share class you hold, followed by those estimated to be charged with respect to the corresponding class of Acquiring Fund Shares after the Transaction. The operating expenses shown for the Funds are based on expenses incurred during the Funds’ 12-month period ended April 30, 2017, as restated to reflect current fees. The tables below also include the pro forma expenses after the Transaction for the Acquired Fund and for the relevant share classes.

FEE TABLES FOR THE FUNDS*

Class A Shares
	Actual		Pro forma
	Nationwide Government Bond Fund (Target Fund) — Class A	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Class A	Nationwide Inflation-Protected Securities (Acquiring Fund) — Class A after Transaction with Nationwide Government Bond Fund (Target Fund)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	2.25%	2.25%	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.58%	0.18%	0.26%

Total Annual Fund Operating Expenses	1.18%	0.68%	0.76%
Fee Waiver/Expense Reimbursement	(0.11)%[1]	(0.10)%[2]	(0.18)%[2,3]

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.07%	0.58%	0.58%

Class C Shares
	Actual		Pro forma
	Nationwide Government Bond Fund (Target Fund) — Class C	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Class A	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Class A after Transaction with Nationwide Government Bond Fund (Target Fund)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	2.25%	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	1.00%	0.25%	0.25%
Other Expenses	0.51%	0.18%	0.26%

Total Annual Fund Operating Expenses	1.86%	0.68%	0.76%
Fee Waiver/Expense Reimbursement	(0.11)%[1]	(0.10)%[2]	(0.18)%[2,3]

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.75%	0.58%	0.58%

Class R Shares
	Actual		Pro forma
	Nationwide Government Bond Fund (Target Fund) — Class R	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Class A	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Class A after Transaction with Nationwide Government Bond Fund (Target Fund)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	2.25%	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	0.50%	0.25%	0.25%
Other Expenses	0.71%	0.18%	0.26%

Total Annual Fund Operating Expenses	1.56%	0.68%	0.76%
Fee Waiver/Expense Reimbursement	(0.11)%[1]	(0.10)%[2]	(0.18)%[2,3]

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.45%	0.58%	0.58%

Institutional Service Class Shares
	Actual		Pro forma
	Nationwide Government Bond Fund (Target Fund) — Institutional Service Class	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Institutional Service Class	Nationwide Inflation-Protected Securities Fund (Acquiring Fund) — Institutional Service Class after Transaction with Nationwide Government Bond Fund (Target Fund)
Shareholder Fees (paid directly from your investment)
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.35%	0.25%	0.25%
Distribution and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.54%	0.40%	0.22%

Total Annual Fund Operating Expenses	0.89%	0.65%	0.47%
Fee Waiver/Expense Reimbursement	(0.11)%[1]	(0.10)%[2]	(0.09)%[2]

Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.78%	0.55%	0.38%

*	Actual expense ratios have been restated to reflect the reduction of contractual advisory fees for the Target Fund effective May 1, 2017. Pro forma expenses are estimated as if the Transaction occurred on May 1, 2016.
[1]	The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses to 0.70% until at least February 28, 2018. Under the expense limitation agreement, the level to which operating expenses are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Target Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Target Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Target Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Target Fund was made. However, no reimbursement may be made unless: (i) the Target Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Target Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.
[2]	The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses to 0.30% until February 28, 2019. Under the expense limitation agreement, the level to which operating expense are limited applies to all share classes, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Acquiring Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Acquiring Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. The Adviser may request and receive reimbursement from the Acquiring Fund for advisory fees waived or other expenses reimbursed by the Adviser pursuant to the expense limitation agreement at a date not to exceed three years from the month in which the corresponding waiver or reimbursement to the Acquiring Fund was made. However, no reimbursement may be made unless: (i) the Acquiring Fund’s assets exceed $100 million and (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time the Adviser waived the fees or reimbursed the expenses and does not cause the expense ratio to exceed the current expense limitation. Reimbursement by the Acquiring Fund of amounts previously waived or reimbursed by the Adviser is not permitted except as provided for in the expense limitation agreement.

[3]	The Trust and the Adviser have entered into a written contract limiting annual fund operating expenses to 0.22% for Class A shares of the Acquiring Fund only and for a period of two years from the Closing Date, excluding any taxes, interest, brokerage commissions, Rule 12b-1 fees, acquired fund fees and expenses, short-sale dividend expenses, administrative services fees, other expenses which are capitalized in accordance with generally accepted accounting principles and expenses incurred by the Acquiring Fund in connection with any merger or reorganization, and may exclude other nonroutine expenses not incurred in the ordinary course of the Acquiring Fund’s business. The expense limitation agreement may be changed or eliminated only with the consent of the Board of Trustees of the Trust. This expense limitation agreement is separate from and in addition to the waiver/expense reimbursement agreement described in footnote 2 above.

Examples

These Examples are intended to help you compare the costs of investing in Target Fund shares with the cost of investing in Acquiring Fund shares of the comparable class, both before and after the Transaction. The costs reflect the effects of expense limitation and/or fee waivers on the part of a Fund’s adviser for the period of the contractual expense limitation agreement. Absent such arrangements, the costs would be higher. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. The Examples assume a 5% return each year and no change in expenses. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class A
	1 Year	3 Years	5 Years	10 Years
Target Fund — Class A Shares	$332	$581	$849	$1,615
Target Fund — Class C Shares	278	574	996	2,171
Target Fund — Class R Shares	148	482	840	1,847
Acquiring Fund — Class A Shares	283	428	585	1,043
Pro forma Acquiring Fund — Class A Shares (after the Transaction with Target Fund)	283	426	602	1,112

Institutional Service Class
	1 Year	3 Years	5 Years	10 Years
Target Fund — Institutional Service Class Shares	$80	$273	$482	$1,086
Acquiring Fund — Institutional Service Class Shares	56	198	352	801
Pro forma Acquiring Fund — Institutional Service Class Shares (after the Transaction with Target Fund)	39	142	254	583

You would pay the following expenses on the same investment if you did not sell your shares:

Class C
	1 Year	3 Years	5 Years	10 Years
Target Fund — Class C Shares	$178	$574	$996	$2,171

These are just examples. They do not represent past or future expenses or returns. Each Fund pays its own operating expenses. The effects of these expenses are reflected in the net asset value and are not directly charged to your account. The expenses of each of the Funds comprise expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of the Trust that are allocated among the various series of the Trust.

How do the performance records of the Funds compare?

Due to the differences in their investment strategies and holdings, the investment returns of the Acquiring Fund and the returns of the Target Fund will generally differ. In particular, the Acquiring Fund invests substantially all of its assets in TIPS. Because TIPS have an inflation adjustment feature, the Acquiring Fund will generally experience different performance characteristics and yields as compared to the Target Fund which invests in a variety of U.S. Government securities.

The performance history of the Target Fund and Acquiring Fund, as of December 31, 2016, is shown below:

Nationwide Government Bond Fund — Institutional Service Class

Best Quarter: 5.66% - 4th qtr. of 2008
Worst Quarter: -4.17% - 4th qtr. of 2016

Year-to-Date Total Return as of June 30, 2017: 1.64%

Nationwide Inflation-Protected Securities Fund — Institutional Service Class

Best Quarter: 4.41% - 1st qtr. of 2016
Worst Quarter: -6.81% - 2nd qtr. of 2013

Year-to-Date Total Return as of June 30, 2017: 0.72%

Performance returns for the Institutional Service Class shares of the Target Fund reflect a front-end sales charge of 4.50% through July 31, 2012. This front-end sales charge was eliminated effective August 1, 2012. Performance returns for Class A shares of the Target Fund reflect a front-end sales charge of 4.25% that applied through October 28, 2013, after which it was reduced to 2.25%.

Performance returns for Class A shares of the Acquiring Fund reflect a front-end sales charge of 4.25% that applied through October 28, 2013, after which it was reduced to 2.25%. Institutional Service Class shares of the Acquiring Fund have not commenced operations as of the date of this Prospectus/Information Statement. Therefore, pre-inception historical performance for Institutional Service Class shares is based on the previous performance of Class R6 shares of the Acquiring Fund, which are featured in the Acquiring Fund Prospectus. Performance for Institutional Service Class shares of the Acquiring Fund has been adjusted to reflect that share class’s higher expenses than those of the Fund’s Class R6 shares.

Average Annual Total Returns for the Periods Ended December 31, 2016

	1 Year	5 Years	10 Years or Since Inception*
Target Fund — Class A	-2.56%	-0.35%	2.77%
Target Fund — Class C	-1.88%	-0.13%	2.57%

Target Fund — Class R	-0.71%	0.19%	2.92%
Acquiring Fund — Class A	1.90%	—	-1.78%

Target Fund — Institutional Service Class	-0.04%	-0.12%	3.02%
Acquiring Fund — Institutional Service Class	4.17%	—	-0.76%

Performance Benchmark for Target Fund
BofA Merrill Lynch AAA US Treasury/Agency Master Index[1]	1.15%	1.33%	3.94%

Performance Benchmark for Acquiring Fund
Bloomberg Barclay U.S. Treasury Inflation Protected Securities (TIPS) IndexSM1	4.68%	—	-0.52%

[1]	Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
*	The Acquiring Fund’s inception date is September 17, 2012. As of the date of this Prospectus/Information Statement, Institutional Service Class shares of the Acquiring Fund had not commenced operations.

In addition, the performance history of the Target Fund and Acquiring Fund, as of June 30, 2017, is shown below:

Average Annual Total Returns for the Periods Ended June 30, 2017

	1 Year	5 Years	10 Years or Since Inception*
Target Fund — Class A	(5.26)%	(0.45)%	2.79%
Target Fund — Class C	(4.69)%	(0.25)%	2.57%
Target Fund — Class R	(3.55)%	0.04%	2.93%
Acquiring Fund — Class A	(3.37)%	—	(1.44)%

Target Fund — Institutional Service Class	(2.81)%	(0.22)%	3.04%
Acquiring Fund — Institutional Service Class	(1.02)%	—	(0.53)%

	1 Year	5 Years	10 Years or Since Inception*
Performance Benchmark for Target Fund
BofA Merrill Lynch AAA US Treasury/Agency Master Index[1]	(2.34)%	1.38%	4.02%

Performance Benchmark for Acquiring Fund
Bloomberg Barclay U.S. Treasury Inflation Protected Securities (TIPS) IndexSM1	(0.63)%	0.27%	4.27%

[1]	Unlike mutual funds, the Index does not incur expenses. If expenses were deducted, the actual returns of the Index would be lower. Individuals cannot invest directly in an index.
*	The Acquiring Fund’s inception date is September 17, 2012. As of the date of this Prospectus/Information Statement, Institutional Service Class shares of the Acquiring Fund had not commenced operations.

How do the yields of the Funds compare?

As of June 30, 2017, the Target Fund’s trailing 12-month yield was 1.44%, 0.77%, 1.71%, and 1.05% for Class A, Class C, Institutional Service Class, and Class R shares, respectively. As of the same date, the Acquiring Fund’s trailing 12-month yield was 0.32% and 0.73% (annualized) for Class A and Institutional Service Class shares, respectively.

Where can I find more financial information about the Funds?

The Funds’ Annual Reports contain a discussion of each Fund’s performance during their fiscal year ending October 31, 2016, and show per share information for each of the previous five fiscal years or since inception, if less than five fiscal years. These documents, and each Fund’s most recent Semiannual Report dated April 30, 2017, are available upon request. (See “More Information about the Funds”).

What are other key features of the Funds?

Investment Advisory Fees. NFA is the investment adviser of each Fund. NFA has entered into separate investment advisory agreements relating to each Fund. The investment advisory fees for the Funds are:

Fund	Investment Advisory Fee
Target Fund

0.35% on assets up to $250 million

0.325% on assets of $250 million up to $1 billion

0.30% on assets of $1 billion up to $2 billion

0.275% on assets of $2 billion up to $5 billion

0.25% on assets of $5 billion and more

Acquiring Fund	0.25% on assets up to $1 billion 0.23% on assets of $1 billion and more

As of June 30, 2017, the Target Fund had less than $250 million in assets and the Acquiring Fund had less than $1 billion in assets, meaning all assets of both Funds are being charged the respective maximum investment advisory fee. NFA has contracted to pay certain expenses of the Target Fund for the period through February 28, 2018, to the extent necessary to limit the total operating expenses of the appropriate class of the Target Fund to the levels described in the Fee Tables beginning on page 8.

NFA pays a subadvisory fee to NWAM for each Fund based upon the investment advisory fee NFA receives.

Distribution Services. Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), One Nationwide Plaza, Mail Code 5-02-10, Columbus, Ohio 43215, serves as principal underwriter for both Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007. In its capacity as principal underwriter, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the sales charge and 12b-1 fee, if any, imposed upon the sale of shares of each Fund. The Underwriting Agreement with the Trust covers both Funds.

Rule 12b-1 Plans. The Trust has adopted a distribution plan under Rule 12b-1 (the “Rule 12b-1 Plan”) of the 1940 Act for each Fund’s Class A shares, and for the Target Fund’s Class C and Class R shares. The Rule 12b-1 Plan permits each Fund to compensate NFD, as each Fund’s principal underwriter, for expenses associated with the distribution of Class A shares of the Funds and Class C and Class R shares of the Target Fund. Although actual distribution expenses may be more or less, Class A shares pay NFD an annual fee under the Distribution Plan an amount that will not exceed 0.25%. Class C and Class R shares of the Target Fund each pay NFD an annual fee under the Distribution Plan an amount that will not exceed 1.00% and 0.50%, respectively. The Rule 12b-1 Plan applies to both Funds.

Purchase, Exchange and Redemption Procedures. Generally, there are no differences between each Fund’s procedures with regard to the purchase, exchange and redemption of Fund shares. You may refer to the prospectus for the Funds under the section entitled “Investing with Nationwide Funds” for the purchase, exchange, and redemption procedures applicable to the purchases, exchanges and redemptions of each Fund’s shares. In summary, the purchase, exchange, and redemption price of each share of the Funds is its net asset value next determined after the order is received in good order by the Fund or its agent. Shares may be redeemed or exchanged at any time, subject to certain restrictions.

Dividends, Distributions and Taxes. Generally, each Fund’s procedures with regard to dividends, distributions and taxes are similar, although they pay dividends with different frequencies. You may refer to the prospectus for the Funds under the section entitled “Distributions and Taxes.” In summary, substantially all of the Target Fund’s net investment income, if any, is declared daily and paid as a dividend each month. By contrast, substantially all of the Acquiring Fund’s net investment income, if any, is declared daily and paid as a dividend each quarter. Any net realized capital gains of either Fund will be declared and paid to shareholders at least annually. All income and capital gain distributions are automatically reinvested in shares of the applicable Fund. You may request in writing a payment in cash.

Sales Charges. The sales charge structure for Class A shares of the Target Fund and the Acquiring Fund are identical. Class C shares of the Target Fund are subject to a contingent deferred sales charge (“CDSC”) when redeemed within one year of their purchase of 1.00%. Class R shares of the Target Fund, and Institutional Service Class shares of the Target Fund and Acquiring Fund, are not subject to any sales charges.

Target Fund shareholders will not pay any sales charge as a result of the Transaction. Following the Transaction, former holders of Class C shares of the Target Fund who redeem shares they received in the Transaction will not be required to pay a CDSC since holders of Class C shares of the Target Fund will receive Class A shares of the Acquiring Fund, which are not subject to a CDSC. Subsequent purchases of Class A shares will, however, be subject to applicable sales charges.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES AND PRINCIPAL RISKS

This section describes the investment objectives, principal strategies and the key investment policies of the Funds, and certain noteworthy differences between such objectives, principal strategies and policies, as well as the principal risks associated with such objectives, principal strategies and policies. For a complete description of the Acquiring Fund’s principal strategies, policies and principal risks, you should read the Acquiring Fund Prospectus, which is included with this Prospectus/Information Statement.

What are the differences between the investment objectives of the Target Fund and the Acquiring Fund?

The Target Fund seeks as high a level of current income as is consistent with preserving capital, while the Acquiring Fund seeks to provide inflation protection and income consistent with investment in inflation-indexed securities. The Funds’ investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

What are the most significant differences between the principal strategies and policies of the Target Fund compared to the Acquiring Fund?

While both the Target Fund and the Acquiring Fund currently invest substantially all of their assets in U.S. Government Securities, the Funds’ investment goals, strategies and risks have significant differences. In managing the Target Fund, the subadviser seeks to achieve the Fund’s objective by investing in U.S. Government Securities of any kind offering the highest level of expected income while simultaneously minimizing market price fluctuations. Accordingly, under normal circumstances, the Target Fund invests at least 80% of its net assets in U.S. Government Securities. Many of the securities in which the Target Fund invests include mortgage-backed securities. By contrast, under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in inflation-protected securities, which are designed to protect the future purchasing power of the money invested in them. The investment strategies of the two Funds may, over various periods, experience substantially different investment returns.

For the foreseeable future, the Acquiring Fund’s adviser and subadviser anticipate investing the Acquiring Fund’s assets primarily in TIPS, which are inflation-protected securities issued by the U.S. Treasury. TIPS are indexed to provide protection against inflation, as measured by a designated inflation index, such as the Consumer Price Index. Nevertheless, the Acquiring Fund has the flexibility to invest in other inflation-protected securities, as well as inflation-linked securities issued by other entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase. The Acquiring Fund may also invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. The Target Fund invests in a wider variety of U.S. Government Securities, many of which include mortgage-backed securities. Although some of the securities in which the Target Fund invests are issued by the U.S. Treasury, many securities the Target Fund holds, such as mortgage-backed securities, are not, and thus may not be backed by the full faith and credit of the United States. Differences in the types of U.S. Government Securities held by the two Funds, including the structures of the securities — the inflation-protection feature of TIPS, in the case of the Acquiring Fund; prepayment features of many mortgage-backed securities, for example, in the case of the Target Fund — will affect the volatility and returns of the Funds’ portfolios.

Both Funds are managed by the same subadviser and portfolio management team. In managing each Fund, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of such Fund’s benchmark index. The benchmark for the Target Fund is the Bank of America Merrill Lynch AAA U.S. Treasury/Agency Master Index, whereas the benchmark for the Acquiring Fund is the Bloomberg Barclays U.S. Treasury Inflation Protected Securities (TIPS) IndexSM. As of March 31, 2017, the Target Fund’s average portfolio duration was 5.5 years, whereas the Acquiring Fund’s average portfolio duration of was 7.1 years. Because the Acquiring Fund’s average portfolio duration is somewhat longer than that of the Target

Fund, the Acquiring Fund may experience a greater degree of volatility in response to changes in interest rates, although the inflation-adjustment feature of the Acquiring Fund’s TIPS investments may affect the extent of any increase or decrease in the value of its portfolio in response to changes in interest rates.

Target Fund

Under normal circumstances, the Target Fund invests at least 80% of its net assets in securities issued by the United States government and its agencies and instrumentalities. Many of these securities include mortgage-backed securities. The Target Fund’s subadviser seeks to achieve the Fund’s objective by investing in securities offering the highest level of expected income while simultaneously minimizing market price fluctuations. In selecting securities, the subadviser typically maintains an average portfolio duration that is up to one year greater than or less than the average portfolio duration of the Bank of America Merrill Lynch AAA US Treasury/Agency Master Index. As of March 31, 2017, the average portfolio duration of the Bank of America Merrill Lynch AAA US Treasury/Agency Master Index was 6.05 years, although this can change or fluctuate over time.

The Target Fund is classified as “diversified” under applicable federal law and will not concentrate its investments in any one industry.

Acquiring Fund

Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets in fixed-income securities that are indexed or linked to the rate of inflation in the United States. Such inflation-protected securities are designed to protect the future purchasing power of the money invested in them. For the foreseeable future, the Acquiring Fund’s investment adviser and subadviser anticipate investing the Fund’s assets primarily in Treasury Inflation-Protected Securities (“TIPS”), which are inflation-adjusted securities issued by the U.S. Treasury. Nevertheless, the Acquiring Fund has the flexibility to invest in other inflation-linked U.S. government securities, as well as inflation-linked securities issued by entities such as domestic and foreign corporations and governments, so long as they are investment grade at the time of their purchase.

The Acquiring Fund may invest up to 20% of its net assets in fixed-income securities that are not linked to inflation. These securities may include other debt securities issued by the U.S. government, its agencies or instrumentalities, corporations or other non-governmental issuers. In selecting securities, the subadviser typically maintains a dollar-weighted average portfolio maturity that is up to one year greater than or less than the dollar-weighted average portfolio maturity of the Bloomberg Barclays U.S. TIPS IndexSM. As of March 31, 2017, the dollar-weighted average portfolio maturity of the Bloomberg Barclays U.S. TIPS IndexSM was 5.19 years, although this can change or fluctuate over time.

The Acquiring Fund is classified as “diversified” under applicable federal law and will not concentrate its investments in any one industry.

How do the fundamental investment restrictions of the Target Fund differ from the Acquiring Fund?

The Funds have adopted identical fundamental investment restrictions. Neither Fund may change any of its fundamental investment restrictions without the vote of the majority of the outstanding shares of the Fund for which a change is proposed. The vote of the majority of the outstanding shares means the vote of (A) 67% or more of the voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (B) a majority of the outstanding voting securities, whichever is less. The Acquiring Fund’s fundamental investment restrictions are listed in the Acquiring Fund’s Statement of Additional Information dated February 28, 2017, as revised March 22, 2017 (1933 Act File No. 333-40455), which is incorporated by reference into the SAI relating to this Prospectus/Information Statement and is available upon request.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. A Fund’s ability to achieve its objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. If the value of a Fund’s investments goes down, you may lose money.

Investments in the Funds, as indicated below, are subject to the following principal risks:

Interest rate risk. (Acquiring Fund and Target Fund) Generally, when interest rates go up, the value of fixed-income securities goes down. Prices of longer-term securities generally change more in response to interest rate changes than prices of shorter-term securities. To the extent a Fund invests a substantial portion of its assets in fixed-income securities with longer-term maturities, rising interest rates are more likely to cause periods of increased volatility, increased redemptions and the value of the Fund’s investments to decline significantly.

Inflation-protected securities risk. (Acquiring Fund only) Because of their inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds. Inflation-protected bonds also normally decline in price when real interest rates (the interest rate minus the current inflation rate) rise.

Interest payments on inflation-protected securities will fluctuate as the principal and/or interest is adjusted for inflation and can be unpredictable. The amounts of the Acquiring Fund’s income distributions are likely to fluctuate considerably more than the income distribution amounts of a typical bond fund.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. The Acquiring Fund’s investments in inflation-protected securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In the event of deflation, in which prices decline over time, the principal and income of inflation-protected bonds would likely decline.

Credit risk. (Acquiring Fund and Target Fund) A bond issuer may default if it is unable to pay the interest or principal when due. If an issuer defaults, a Fund may lose money. Changes in a bond issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of a bond.

U.S. government securities risk. (Acquiring Fund and Target Fund) Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Even if a security is backed by the U.S. Treasury or the full faith and credit of the United States, such guarantee applies only to the timely payment of interest and principal. Neither the U.S. government nor its agencies guarantees the market value of their securities, and interest rate changes, prepayments and other factors may affect the value of U.S. government securities.

Liquidity risk. (Acquiring Fund and Target Fund) When there is little or no active trading market for specific types of securities or instruments, it can become more difficult to sell the securities or instruments at or near their perceived value. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent a Fund from being able to take advantage of other investment opportunities. Liquidity risk also includes the risk that the Fund will experience significant net redemptions of its shares at a time when it cannot find willing buyers for its portfolio securities or instruments or can only sell portfolio securities or instruments at a material loss. To meet redemption requests, a Fund may be forced to sell other securities or instruments that are more liquid, but at unfavorable times and conditions.

Prepayment and call risk. (Acquiring Fund and Target Fund) To the extent certain bonds are paid off by the issuer more quickly than anticipated, a Fund may be required to invest the proceeds in securities with lower yields.

Market and selection risks. (Acquiring Fund and Target Fund) Market risk is the risk that one or more of the markets in which a Fund invests may go down in value, including the possibility that the markets will go down sharply and unpredictably. Selection risk is the risk that the securities selected by the Fund’s management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies.

Mortgage-backed securities risks. (Target Fund only) The Target Fund’s investments in mortgage-backed securities are generally subject to the same types of risk that apply to other fixed-income securities, such as interest rate risk, credit risk, and prepayment and call risk. Mortgage-backed securities are also subject to extension risk, which is the risk that when interest rates rise, certain mortgage-backed securities will be paid off by the issuer more slowly than anticipated. This can cause the market value of the security to fall because the market may view its interest rate as too low for a longer-term investment. Investments in mortgage-backed securities may also expose the Target Fund to subprime loans, as well as to the mortgage and credit markets generally. Subprime loans, which are loans made to borrowers with weakened credit histories, generally have higher default rates than loans that meet government underwriting requirements.

Inflation-protected securities tax risk. (Acquiring Fund only) Any increase in the principal amount of an inflation-protected security may be included for tax purposes in the Acquiring Fund’s gross income, even though no cash attributable to such gross income has been received by the Acquiring Fund. In such event, the Acquiring Fund may be required to make annual distributions to shareholders that exceed the cash it has otherwise received. In order to pay such distributions, the Acquiring Fund may be required to raise cash by selling portfolio investments. The sale of such investments could result in capital gains to the Acquiring Fund. In addition, adjustments during the taxable year for deflation to an inflation-protected bond held by the Acquiring Fund may cause amounts previously distributed by the Acquiring Fund in the taxable year as income to be recharacterized as a return of capital.

REASONS FOR THE TRANSACTION

NFA proposed the Transaction at the Board’s June 14, 2017 meeting. NFA advised the Board that the Target Fund has struggled with underperformance relative to its category peers, resulting in a significant loss of assets. NFA advised the Board that, in its view, the combination of the Target Fund’s historical underperformance and what NFA sees as investor sentiment generally and the likelihood of rising interest rates and potentially increased inflation, make it unlikely that the Target Fund will significantly increase its asset base in the foreseeable future. Overall, NFA advised the Board that, upon completion of the Transaction, Target Fund shareholders would realize significant savings, depending on the share class. NFA also advised that some Acquiring Fund shareholders would also experience a cost reduction due to the Transaction, and none of its shareholders would experience any cost increase. NFA advised the Board that the Transaction would result in the consolidation of assets into a single fund that could operate more efficiently and at reduced cost.

NFA noted that an investment in the Acquiring Fund, which invests substantially all of its assets in inflation-protected securities, is substantially different from an investment in the Target Fund, with its broader investment mandate. It noted, however, that if the Transaction were not approved by the Board, NFA would likely propose the liquidation of the Target Fund, in which event shareholders of the Target Fund would bear the cost and tax effect of the liquidation and would potentially be uninvested for the period pending reinvestment of those proceeds. NFA noted that, in comparable circumstances in the past, it has found that shareholders generally tend to prefer avoiding the receipt of cash from a liquidation and the possibility that the cash will remain uninvested for a period of time or indefinitely. NFA told the Board that the Transaction offered shareholders of the Target Fund the ability to continue to hold a mutual fund investment managed by the same portfolio management team, invested principally in U.S. Government securities, with a significantly reduced expense structure, and without the potential of their having uninvested cash distributions and the tax effects that might result from a liquidation of the Target Fund. NFA noted that a shareholder desiring to maintain an investment in a more broadly oriented U.S. Government bond fund would have the ability to redeem his/her shares before or after the Transaction, and would receive clear written notice of the Transaction well in advance of its occurrence.

As to the Acquiring Fund, NFA noted that the Target Fund is significantly smaller than the Acquiring Fund, and that the Transaction was not likely to have any significant effect on the tax position of the Acquiring Fund. As to expenses, NFA advised the Board that all share classes of the Acquiring Fund currently are subject to an expense cap of 0.30%, excluding, among other fees and expenses, 12b-1 fees and administrative services fees. NFA further noted that the Class A Shares of the Acquiring Fund had minimal assets before the Transaction, and the administrative services fee paid by the Class A Shares is currently very low. In order to ensure that each former shareholder of the Target Fund will receive shares in the Acquiring Fund with the same or a lower expense ratio than that of the shareholder’s former Target Fund shares, NFA agreed to limit contractually, for a period of two years following completion of the Transaction, the total operating expenses (excluding, among other fees and expenses, 12b-1 fees and administrative services fees) paid by the Class A Shares of the Acquiring Fund to a reduced level of 0.22%. NFA also stated that the Transaction was expected to result in a significant reduction in the total operating expenses of the Institutional Service Class shares of the Acquiring Fund. NFA noted that the combination of the increase in the Acquiring Fund’s assets due to the Transaction and the increased attractiveness of the Acquiring Fund’s Institutional Service Class shares due to the expense reduction has the potential to result over time in substantial increases in the assets of the Acquiring Fund and possible resulting economies of scale.

NFA reported that, for a period of time after the Transaction, the Acquiring Fund would likely hold a greater percentage of its assets in securities other than inflation-protected securities than it might otherwise, but that such investment is consistent with the Acquiring Fund’s investment strategies and policies, and the portfolio management team believes that the investment would be consistent with the Acquiring Fund’s current investment approach. NFA also reported that the portfolio management team believes that, if it should in the future determine to sell securities received by it in the Transaction, it would be able to do so at prices close to their portfolio valuations at the time.

The Trustees considered these factors in approving the Transaction, including among other things that Target Fund shareholders who do not desire to maintain an investment in the Acquiring Fund would be able to redeem their shares before or after the Transaction with tax effects not significantly different than if the Fund had been liquidated. In this regard, NFA undertook, in response to the Board’s request, to provide at least 60 days prior written notice of the Transaction to shareholders. The Trustees also considered that the Transaction was not expected to have any significant tax or investment effect on the Acquiring Fund, would result in a substantial reduction of expenses in one share class, and had the potential over time to result in increased economies of scale.

Based on its review of these factors and the other information presented to it, and on the basis of NFA’s recommendations, the Board, including a majority of the Independent Trustees, determined that the Transaction would be in the best interests of each Fund and that the interests of existing shareholders of each Fund would not be diluted as a result of effecting the Transaction.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Transaction, which is attached as Exhibit A to this Prospectus/Information Statement and is incorporated herein by reference.

How will the Transaction be carried out?

The Transaction will take place after the parties to the Plan satisfy various conditions. On the Closing Date, the Target Fund will deliver to the Acquiring Fund all of its Assets, and the Acquiring Fund will assume any liabilities of the Target Fund. In exchange, the Trust, on behalf of the Target Fund, will receive Acquiring Fund Shares to be distributed pro rata to the Target Fund’s shareholders. The value of the Assets to be delivered to the Acquiring Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern Time) on the last business day prior to the Closing Date (the “Valuation Date”). Both Funds are subject to the same Valuation Procedures governing the method by which individual portfolio securities held by the Funds are valued in order to determine each Fund’s net asset value.

The stock transfer books of the Target Fund will be permanently closed as of the close of business of the NYSE on the business day before the Valuation Date. The Target Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the Acquiring Fund.

To the extent permitted by law, the Plan may be amended at the direction of the Board. The Board may also agree to terminate and abandon the Transaction at any time or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

The expenses related to the Transaction (excluding brokerage costs), including the costs associated with the delivery of this Prospectus/Information Statement, will be paid by NFA. Brokerage costs following the merger will be paid by the Acquiring Fund, which ultimately are paid by all shareholders of the Acquiring Fund. Subsequent to the Transaction, it is expected that the portfolio managers of the Acquiring Fund will sell approximately 43% of the Target Fund’s portfolio securities, consisting mostly of U.S. Government Securities, which will result in additional transaction costs that will be borne by all shareholders of the Acquiring Fund of approximately $7,000 to $15,000.

What are the tax consequences of the Transaction?

The following is a general summary of the material federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.

Each Fund has qualified since its inception for treatment as a “regulated investment company” under Subchapter M of Chapter 1 of the Code.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Transaction. Based on certain assumptions and customary representations to be made on behalf of the Target Fund and Acquiring Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Transaction, provide a legal opinion to the effect that, for federal income tax purposes, (i) shareholders of the Target Fund will not recognize any gain or loss as a result of the exchange of their shares of the Target Fund for shares of the Acquiring Fund, (ii) the Acquiring Fund will not recognize any gain or loss upon receipt by the Acquiring Fund of the Target Fund’s assets, (iii) the Target Fund will not recognize any gain or loss upon the transfer of its

Assets to the Acquiring Fund in exchange for Acquiring Fund Shares or upon the distribution of those Acquiring Fund Shares to the shareholders of the Target Fund, (iv) the basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of those assets in the hands of the Target Fund immediately prior to the Transaction, and the Acquiring Fund’s holding period in such assets will include the period during which such assets were held by the Target Fund and (v) the holding period and aggregate tax basis of the Acquiring Fund Shares that are received by a Target Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Target Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer thereof under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the IRS or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its Assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its the Target Fund Shares and the fair market value of the Acquiring Fund Shares it received.

Target Fund Dividend Distribution. Prior to the closing of the Transaction, the Target Fund will distribute to its shareholders, in one or more taxable distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the date of closing of the Transaction.

Sale of the Target Fund’s Portfolio Assets. It is currently expected that a substantial portion of the Target Fund’s assets (approximately 60%) will be sold following the Transaction. These sales may result in the realization of capital gains, which, to the extent not offset by available capital loss carryovers, would be distributed to shareholders of the combined Fund. In light of the Target Fund’s unrealized appreciation and its aggregate capital loss carryovers as reflected in the chart below under “General Limitation on Capital Losses,” it is anticipated that the sale of a substantial portion of the Target Fund’s portfolio securities will not result in any substantial amount of capital gains to be distributed by the combined Fund to shareholders. Certain limitations on the use of the capital loss carryovers of the combined Fund following the Transaction may prevent the combined Fund from using the capital loss carryovers to fully offset gains realized from the sale of a substantial portion of the Target Fund’s assets, resulting in a distribution of capital gains to shareholders following the Transaction. However, since the combined Fund is significantly larger than the Target Fund and the Target Fund’s unrealized appreciation at April 30, 2017 is relatively small as compared to the net asset value of the combined Fund, any capital gains distributed to the combined Fund’s shareholders, although more than a Target Fund shareholder might have received from the Target Fund if the Target Fund were to sell a substantial portion of its assets prior to the Transaction, is not anticipated to be substantial on a per share basis. A taxable shareholder who is inclined to redeem shares in the Target Fund may prefer to avoid the potential capital gain distribution following the Transaction and redeem its shares in the Target Fund prior to the Transaction. Notwithstanding the foregoing, the amount of any capital gains that may be realized and distributed to the shareholders will depend upon a variety of factors, including market conditions and the application of the limitations on capital losses described below.

General Limitations on Capital Losses. The tax attributes, including capital loss carryovers, of the Target Fund move to the Acquiring Fund in the Transaction. The capital loss carryovers of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined Fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to increase the amount of taxable gain to the combined Fund and its shareholders post-closing. First, to the capital loss carryovers of a Fund that experiences a more than 50% ownership change in a reorganization (e.g., in a reorganization of two Funds, the smaller Fund), increased by any current year loss or decreased by any current year gain, together with any net unrealized depreciation in the value of its portfolio investments (collectively, its “total capital loss carryovers”), are expected to become subject to an annual limitation (referred to herein as the “Annual Limitation”). Losses in excess of the Annual Limitation may be carried forward to succeeding tax years without any carry forward period limitation. The Annual Limitation generally will equal the net asset value of the Fund on the Closing Date multiplied by the “long-term tax-exempt rate” published by the IRS for the month in which the reorganization closes. In the case of a Fund with net unrealized built-in gains at the time of closing the reorganization (i.e., net unrealized appreciation in value of the Fund’s investments), the Annual Limitation for a taxable year will be increased by the amount of such built-in gains that are recognized in the taxable year. Second, if a Fund has built-in gains at the time of the Transaction that are realized by the combined Fund in the five-year period following the Transaction, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built-in losses”) of the other Fund (referred to herein as the “Five Year Limitation”). Third, the capital losses of the Target Fund that may be used by the Acquiring Fund (including to offset any “built-in gains” of the Target Fund itself) for the first taxable year ending after the Closing Date will be limited to an amount equal to the capital gain net income of the Acquiring Fund for such taxable year (excluding capital loss carryovers) treated as realized post-closing based on the number of days remaining in such year (referred to herein as the “BIG Limitation”).

As shown in the table below, the capital loss carryovers of the Target Fund are expected to become subject to the Annual Limitation because, as discussed above, the Target Fund will experience a more than 50% ownership change as a result of the Transaction based on the net asset values of the Funds as of April 30, 2017. The Annual Limitation on the use of Target Fund’s aggregate capital loss carryovers following the Transaction is not anticipated to be material as such capital loss carryovers are not subject to expiration. However, the capital gains recognized by the combined Fund on the sale of the Target Fund’s assets described above may not be fully offset by the capital loss carryovers of the Target Fund due to the BIG Limitation or by the capital loss carryovers of the Acquiring Fund due to the Five Year Limitation, resulting in a distribution of capital gains to shareholders following the Transaction. The impact of such limitations on the combined Fund will depend upon numerous factors at the time of closing, including market conditions on the Closing Date or the date(s) on which a substantial portion of the Target Fund’s assets are sold and the date(s) of such sale(s) relative to the completion of the combined Fund’s first taxable year following the Closing Date.

		Target Fund	Acquiring Fund
		Nationwide Government Bond Fund	Nationwide Inflation- Protected Securities Fund
Line		As of April 30, 2017	As of April 30, 2017
1	Total capital loss carryovers (not subject to expiration)(1)	$(1,481,385)	$(4,778,806)
2	Realized gain (loss) on GAAP basis	$30,121	$(741,525)
3	Unrealized depreciation in value of investments on a tax basis	$0	$(2,230,306)
4	Aggregate capital loss carryovers [L1 + L2 +L3]	$(1,451,264)	$(7,750,637)
5	Unrealized appreciation in value of investments on a tax basis	$479,258	$0
6	Net asset value	$41,997,474	$217,831,336
7	Tax-exempt rate (July 2017)	2.04%	N/A
8	Annual Limitation [L6 x L7]	$856,748	N/A

(1)	As of October 31, 2016

Tracking Your Basis and Holding Period; State and Local Taxes. After the Transaction, a shareholder will continue to be responsible for tracking the adjusted tax basis and holding period of its shares for federal income tax purposes. You should consult your tax advisor about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences.

What should I know about shares of the Target Fund and Acquiring Fund?

Upon the Closing of the Transaction, Class A, Class C and Class R shares of the Target Fund will merge with and into Class A shares of the Acquiring Fund, and Institutional Service Class shares of the Target Fund will merge with and into Institutional Service Class shares of the Acquiring Fund. The different fees and expenses of each Class are provided above in the section “Fee Tables for the Target Fund and Acquiring Fund.”

Full and fractional shares of the Acquiring Fund will be distributed to shareholders of the Target Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable and have full voting rights. The shares of the Acquiring Fund will be recorded electronically in each shareholder’s account. The Acquiring Fund will then send a confirmation to each shareholder. The Acquiring Fund shares to be issued in the Transaction have the same rights and privileges as your shares of the Target Fund.

Like the Target Fund, the Acquiring Fund does not routinely hold annual meetings of shareholders. The Acquiring Fund may hold special meetings for matters requiring shareholder approval. A meeting of the Acquiring Fund’s shareholders may also be called at any time by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

The following table sets forth, as of April 30, 2017, the separate capitalizations of the Target Fund and Acquiring Fund, and the estimated capitalization of the Acquiring Fund as adjusted to give effect to the Transaction. The capitalization of the Acquiring Fund is likely to be different if and when the Transaction is actually consummated.

	Target Fund (unaudited)	Acquiring Fund (unaudited)	Pro Forma Adjustments to Capitalization[1]	Acquiring Fund after Transaction[1] (estimated) (unaudited)
Net assets (all classes)	41,997,474	217,831,336	—	259,828,810
Total shares outstanding	4,229,103	22,036,288	30,105	26,295,496

Class A net assets	12,690,824	773,218	—	13,464,042
Class A shares outstanding	1,278,142	78,723	14,203	1,371,068
Class A net asset value per share	9.93	9.82	—	9.82

Class C net assets	428,836		—	428,836
Class C shares outstanding	43,210		460	43,670
Class C net asset value per share	9.92	9.82	—	9.82

Class R net assets	545,857		—	545,857
Class R shares outstanding	54,949		637	55,586
Class R net asset value per share	9.93	9.82	—	9.82

Class R6 net assets		216,570,598	—	216,570,598
Class R6 shares outstanding		21,908,205	—	21,908,205
Class R6 net asset value per share		9.89	—	9.89

Institutional Service Class net assets	28,331,957	487,520	—	28,819,477
Institutional Service Class shares outstanding	2,852,802	49,360	14,805	2,916,967
Institutional Service Class net asset value per share	9.93	9.88	—	9.88

[1]	Reflects the conversion of Target Fund shares for Acquiring Fund shares as a result of the Transaction.

MORE INFORMATION ABOUT THE FUNDS

Fund Administration and Transfer Agency Services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement (the “Joint Administration Agreement”) dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly owned subsidiary of NFS, provides various administration and accounting services to the Funds and Nationwide Variable Insurance Trust (another trust also advised by NFA), including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each of the Funds. NFM is located at One Nationwide Plaza, Mail Code: 5-02-210 Columbus, Ohio 43215. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to JPMorgan Chase Bank, N.A. (“JPMorgan”) under the Sub-Administration Agreement between NFM and JPMorgan and (ii) the amount payable by NFM to U.S. Bancorp Fund Services, LLC (“US Bancorp”) under the Sub-Transfer Agent Servicing Agreement between NFM and US Bancorp; and (iii) a percentage of the combined average daily net assets of the Trust and Nationwide Variable Insurance Trust. In addition, the Trust also pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and Trust, including, but not limited to, the cost of pricing services that NFM utilizes.

Custodian. JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy-making functions for the Funds.

Additional Information. The following information about the Acquiring Fund or Target Fund (1933 Act File No. 333-40455 for the Acquiring Fund and Target Fund) is incorporated herein by reference and considered a part of this Prospectus/Information Statement: (i) the Target Fund Prospectus dated February 28, 2017, as revised May 24, 2017, which is incorporated by reference herein; (ii) the Acquiring Fund’s and the Target Fund’s SAI dated February 28, 2017, as revised March 22, 2017, related to the Acquiring Fund Prospectus and the Target Fund Prospectus; (iii) the Statement of Additional Information dated September 27, 2017 (relating to this Prospectus/Information Statement), which has been filed with the SEC and is incorporated by reference herein; (iv) the Acquiring Fund’s and the Target Fund’s Annual Report to Shareholders for the year ended October 31, 2016; and (v) the Acquiring Fund’s or Target Fund’s Semiannual Report to Shareholders for the period ended April 30, 2017. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Reports and/or Semiannual Reports, which have been or will be filed with the SEC, by calling (800) 848-0920 or by writing to the Trust: One Nationwide Plaza, Mail Code: 5-02-210 Columbus, Ohio 43215.

This Prospectus/Information Statement, which constitutes part of a Registration Statement on Form N-14 filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call (202)-551-8090 for hours of operation). Also, copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

EXHIBITS TO

PROSPECTUS/INFORMATION STATEMENT

Exhibit

A	Form of Plan of Reorganization for the Target Fund
B	Financial Highlights

EXHIBIT A

FORM OF

PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this      day of                     , 2017 is adopted by Nationwide Mutual Funds (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at One Nationwide Plaza, Mail Code 5-02-210, Columbus, Ohio 43215, on behalf of two of its series, as set forth below:

Nationwide Government Bond Fund (the “Acquired Fund”)	Nationwide Inflation-Protected Securities Fund (the “Acquiring Fund”)
Class A	Class A
Class C
Class R
Institutional Service Class	Institutional Service Class

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for shares of beneficial interest, without par value, of the corresponding class of shares of the Acquiring Fund listed in the table above; (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund; (iii) the distribution of each class of the Acquiring Fund’s shares to the shareholders of its corresponding class of shares of the Acquired Fund, according to their respective interests, in complete liquidation of the Acquired Fund; and (iv) the liquidation and dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) subject to clause (2), to discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (2) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. To the extent that any Acquired Fund Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Acquired Fund the number of shares of each class of the Acquiring Fund determined by dividing the net asset value per share of the corresponding share class of the Acquired Fund as of Close of Business on the Valuation date by the net asset value per share of the corresponding class of the Acquiring Fund as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding shares of the corresponding Acquired Fund class as of Close of Business on the Valuation Date, provided, however, that the number of each class of shares of the Acquiring Fund to be so issued shall not exceed the number of shares determined by dividing the total net assets of the Acquired Fund, determined as of the Valuation Date, attributable to each class of shares of the Acquired Fund whose shareholders are receiving such shares, by the net asset value per share of the corresponding class of the Acquiring Fund as of the Valuation Date. Each class of shares of the Acquiring Fund received shall be distributed pro rata to the shareholders of the corresponding class of the Acquired Fund of record as of the Close of Business on the Valuation Date.

(c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, any outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(d) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of the Close of Business on the Valuation Date using the valuation procedures adopted by the Trust on behalf of the Acquired Fund and the Acquiring Fund (“Valuation Procedures”).

(b) The net asset value of a share of beneficial interest of the Acquiring Fund Class A Shares and Acquiring Fund Institutional Service Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the Valuation Procedures.

(c) The net asset value of a share of beneficial interest of the Acquired Fund Class A Shares, Acquired Fund Class C Shares, Acquired Fund Class R Shares, and Acquired Fund Institutional Service Class Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the Valuation Procedures.

3.	Closing and Valuation Date

The Valuation Date shall be                     , 2017 or such later date as the Trust may designate. The Closing shall take place at the principal office of the Trust, at One Nationwide Plaza, Columbus, Ohio 43215 at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended October 31, 2016, and any subsequent financial statements, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Acquired Fund, including FASB ASC 740-10-25 (formerly FIN 48) work papers and supporting statements (“FIN 48 Workpapers”), made available to the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Trust, on behalf of the Acquired Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund is a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception, and will so qualify as a RIC as of the Closing, and the consummation of the transaction contemplated by the Plan will not cause the Acquired Fund to fail to qualify as a RIC as of the Closing. The Acquired Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(g) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s registration statement on Form N-1A filed with the U.S. Securities and Exchange Commission (the “Commission”) or the Acquired Fund’s Prospectus.

(h) The Acquired Fund will declare prior to the Valuation Date and pay before the date of the Closing, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of the Acquired Fund’s investment company taxable income (determined without regard to any deductions for dividends paid) for the taxable year ended prior to the date of the Closing and substantially all of such investment company taxable income for the short taxable year beginning on the first day of its current taxable year and ending on the date of the Closing, and (B) all of the Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of the Closing and substantially all of any such net capital gain recognized in such short taxable year (in each case after reduction for any capital loss carryover).

5.	Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e) The books and records of the Acquiring Fund, including FIN 48 Workpapers, made available to the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund will be a “fund” as defined in Section 851(g)(2) of the Code, has qualified for treatment as a RIC for each taxable year since its inception, and will so qualify as a RIC as of the Closing, and the consummation of the transaction contemplated by the Plan will not cause the Acquiring Fund to fail to qualify as a RIC from and after the Closing. The Acquiring Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s registration statement on Form N-1A filed with the Commission or the Acquiring Fund’s Prospectus.

6.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is a statutory trust created under the laws of the State of Delaware on September 1, 2004, and is validly existing and in good standing under the laws of that state. The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(b) The Trust has the necessary trust power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

(c) The Trust is not a party to or obligated under any provision of its Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”), By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal and valid obligation.

(e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f) Neither the Trust, the Acquired Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g) There are no legal, administrative or other proceedings or investigations against the Trust, the Acquired Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Acquired Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Trust has duly filed, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns) that are required to have been filed by the Acquired Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund, as applicable. The Trust has, on behalf of each of the Acquired Fund and the Acquiring Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Acquired Fund or the Acquiring Fund. The amounts established as provisions for Taxes in the books and records of each of the Acquired Fund and the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or before the

Close of Business on the Valuation Date. No Tax return filed by the Trust on behalf of the Acquired Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority. To the knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of either the Acquired Fund or the Acquiring Fund. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(i) All information provided by the Trust for inclusion in, or transmittal with, the prospectus and statement of additional information with respect to this Plan pursuant to which the Acquired Fund shareholders will be informed of the Reorganization, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) No consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Obligations of the Trust on behalf of the Acquired Fund

(a) The Trust shall operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b) The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c) The Trust shall file, by the date of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Trust shall provide:

(1) A statement of the respective tax basis of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, and such information as the Acquiring Fund may reasonably request concerning Acquired Fund shares or Acquired Fund shareholders in connection with Acquiring Fund’s cost basis reporting and related obligations under Sections 1012, 6045, 6045A, and 6045B of the Code and related regulations issued by the United States Department of the Treasury (the “Treasury Regulations”) following the Closing for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become shareholders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan, certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief.

(3) A copy of any other Tax books and records of the Acquired Fund necessary for purposes of preparing any Tax returns, schedules, forms, statements or related documents (including but not limited to any income, excise or information returns, as well as any transfer statements (as described in Treas. Reg. § 1.6045A-1)) required by law to be filed by the Acquiring Fund after the Closing.

(4) If requested by the Acquiring Fund, all FIN 48 Workpapers and supporting statements pertaining to the Acquired Fund.

(e) The Trust shall mail to each shareholder of record of the Acquired Fund as of the Valuation Date a prospectus and statement of additional information that complies in all material respects with the requirements of Form N-14.

(f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

(g) The Acquired Fund has made available to the Acquiring Fund copies of: (1) the federal, state and local income tax returns filed by or on behalf of the Acquired Fund for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Acquired Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal opinions.

(h) As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing.

(i) The Acquired Fund shall not take any action or cause any action to be taken (including, without limitation the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

(j) As promptly as practicable, but in any case within sixty days after the date of Closing, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for federal income Tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code.

8.	Obligations of the Trust on behalf of the Acquiring Fund

(a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e) The Trust shall have filed with the Commission a registration statement relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such registration statement becomes effective as promptly as practicable. At the time such registration statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the registration statement becomes effective, and at the Closing, the prospectus and statement of additional information included in the registration statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(f) The Acquiring Fund shall not take any action or cause any action to be taken (including, without limitation the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

9.	Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That the Acquired Fund shall have declared prior to the Valuation Date and paid before the date of the Closing, a dividend or dividends with a record and ex-dividend date on or prior to such Valuation Date that, together with all previous dividends, shall have the effect of distributing to its shareholders (A) all of Acquired Fund’s investment company taxable income for the taxable year ended prior to the date of the Closing and substantially all of such investment company taxable income for the final taxable year ending with its complete liquidation (in each case determined without regard to any deductions for dividends paid), and (B) all of Acquired Fund’s net capital gain recognized in its taxable year ended prior to the date of the Closing and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover).

(e) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(f) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with the applicable laws of the State of Delaware, the terms of this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund shares, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund pursuant to Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the shares of the Acquiring Fund pursuant to Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares by the Acquired Fund to its shareholders in complete liquidation pursuant to Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of these assets in the hands of the Acquired Fund immediately prior to the exchange pursuant to Section 362(b) of the Code;

(6) The holding periods of the assets of the Acquired Fund received by the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund pursuant to Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund solely for the shares (including fractional shares to which they may be entitled) of the Acquiring Fund pursuant to Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund shares to be received by each Acquired Fund shareholder (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor pursuant to Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund shares to be received by each Acquired Fund shareholders (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund shares surrendered in exchange therefor, provided that the shareholder held the Acquired Fund as a capital asset on the date of the Reorganization pursuant to Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the Treasury Regulations) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting; and (ii) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall contain such limitations as shall be in the opinion of SRSY appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this paragraph 9(f).

(g) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

(1) The Trust was created as a statutory trust under the laws of the State of Delaware on September 1, 2004 and is validly existing and in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund and Acquiring Fund;

(4) Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(5) Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Trust’s Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(6) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

(7) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(8) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(9) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(h) That the Trust’s registration statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the registration statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(i) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

(j) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

10.	Fees and Expenses; Other Plans

The expenses of entering into and carrying out the provisions of this Plan, whether or not consummated, shall be borne by Nationwide Fund Advisors.

11.	Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2017, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e) The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

12.	Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13.	Final Tax Returns and Forms 1099 of the Acquired Fund

(a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Nationwide Fund Advisors at the time such Tax returns and Forms 1099 are prepared.

14.	Amendments

This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

15.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Nationwide Mutual Funds, on behalf of Nationwide Government Bond Fund and Nationwide Inflation-Protected Securities Fund

By
Michael S. Spangler, President and Chief Executive Officer

Acknowledged by Nationwide Fund Advisors

By
Michael S. Spangler, President

EXHIBIT B

FINANCIAL HIGHLIGHTS

The financial highlight tables below are intended to help you understand the Nationwide Government Bond Fund’s and Nationwide Inflation-Protected Securities Fund’s financial performance for the past five fiscal years and are included in the Nationwide Government Bond Fund’s prospectus and Nationwide Inflation-Protected Securities Bond Fund’s prospectus which are each incorporated herein by reference. The fiscal year end for both the Nationwide Government Bond Fund and the Nationwide Inflation-Inflation Protected Securities Fund is October 31. In addition, the financial highlights tables below provide unaudited financial performance for the most recent six-month semiannual reporting period ended April 30, 2017.

Nationwide Government Bond Fund

Selected data for each share of capital outstanding throughout the periods indicated.

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2017 (Unaudited)	$10.23	0.07	(0.29)	(0.22)	(0.08)	—	—	(0.08)	—	$9.93	(2.13%)	$12,690,824	1.06%	1.46%	1.32%	9.51%
Year Ended October 31, 2016	$10.14	0.12	0.11	0.23	(0.13)	—	(0.01)	(0.14)	—	$10.23	2.24%	$15,579,255	1.09%	1.18%	1.22%	29.87%
Year Ended October 31, 2015	$10.19	0.12	(0.03)	0.09	(0.14)	—	—	(0.14)	—	$10.14	0.85%	$29,360,368	1.14%	1.21%	1.15%	27.70%
Year Ended October 31, 2014	$10.10	0.11	0.10	0.21	(0.12)	—	—	(0.12)	—	$10.19	2.11%	$26,793,242	1.14%	1.06%	1.17%	54.32%
Year Ended October 31, 2013	$10.74	0.05	(0.31)	(0.26)	(0.09)	(0.29)	—	(0.38)	—	$10.10	(2.54%)	$31,478,682	1.15%	0.53%	1.16%	156.00%
Year Ended October 31, 2012	$10.78	0.16	0.29	0.45	(0.21)	(0.28)	—	(0.49)	—	$10.74	4.32%	$48,503,301	1.11%	1.53%	1.11%	81.08%

Class C Shares
Six Months Ended April 30, 2017 (Unaudited)	$10.22	0.04	(0.30)	(0.26)	(0.04)	—	—	(0.04)	—	$9.92	(2.46%)	$428,836	1.74%	0.79%	2.00%	9.51%
Year Ended October 31, 2016	$10.14	0.05	0.09	0.14	(0.06)	—	—	(0.06)	—	$10.22	1.46%	$637,095	1.78%	0.51%	1.91%	29.87%
Year Ended October 31, 2015	$10.19	0.06	(0.04)	0.02	(0.07)	—	—	(0.07)	—	$10.14	0.18%	$993,706	1.82%	0.54%	1.84%	27.70%
Year Ended October 31, 2014	$10.10	0.04	0.10	0.14	(0.05)	—	—	(0.05)	—	$10.19	1.43%	$996,981	1.82%	0.38%	1.85%	54.32%
Year Ended October 31, 2013	$10.74	(0.01)	(0.31)	(0.32)	(0.03)	(0.29)	—	(0.32)	—	$10.10	(3.13%)	$1,408,921	1.78%	(0.10%)	1.80%	156.00%
Year Ended October 31, 2012	$10.78	0.10	0.28	0.38	(0.14)	(0.28)	—	(0.42)	—	$10.74	3.67%	$2,031,828	1.74%	0.90%	1.74%	81.08%

Class R Shares (g)
Six Months Ended April 30, 2017 (Unaudited)	$10.23	0.05	(0.29)	(0.24)	(0.06)	—	—	(0.06)	—	$9.93	(2.32%)	$545,857	1.45%	1.07%	1.71%	9.51%
Year Ended October 31, 2016	$10.15	0.08	0.09	0.17	(0.09)	—	—	(0.09)	—	$10.23	1.75%	$661,181	1.47%	0.81%	1.61%	29.87%
Year Ended October 31, 2015	$10.20	0.09	(0.04)	0.05	(0.10)	—	—	(0.10)	—	$10.15	0.47%	$523,688	1.51%	0.83%	1.53%	27.70%
Year Ended October 31, 2014	$10.11	0.07	0.10	0.17	(0.08)	—	—	(0.08)	—	$10.20	1.71%	$653,178	1.53%	0.68%	1.56%	54.32%
Year Ended October 31, 2013	$10.75	0.02	(0.31)	(0.29)	(0.06)	(0.29)	—	(0.35)	—	$10.11	(2.84%)	$802,424	1.46%	0.21%	1.47%	156.00%
Year Ended October 31, 2012	$10.79	0.14	0.29	0.43	(0.19)	(0.28)	—	(0.47)	—	$10.75	4.12%	$1,461,777	1.29%	1.34%	1.29%	81.08%

		Operations			Distributions							Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Net Realized Gains	Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (b)(c)	Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimburse- ments) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Institutional Service Class Shares (h)
Six Months Ended April 30, 2017 (Unaudited)	$10.23	0.09	(0.30)	(0.21)	(0.09)	—	—	(0.09)	—	$9.93	(2.00%)	$28,331,957	0.78%	1.74%	1.04%	9.51%
Year Ended October 31, 2016	$10.15	0.15	0.10	0.25	(0.16)	—	(0.01)	(0.17)	—	$10.23	2.44%	$32,737,623	0.81%	1.48%	0.94%	29.87%
Year Ended October 31, 2015	$10.19	0.15	(0.02)	0.13	(0.17)	—	—	(0.17)	—	$10.15	1.24%	$38,910,834	0.85%	1.50%	0.87%	27.70%
Year Ended October 31, 2014	$10.10	0.14	0.10	0.24	(0.15)	—	—	(0.15)	—	$10.19	2.39%	$43,741,988	0.87%	1.35%	0.89%	54.32%
Year Ended October 31, 2013	$10.75	0.08	(0.32)	(0.24)	(0.12)	(0.29)	—	(0.41)	—	$10.10	(2.35%)	$49,450,167	0.87%	0.82%	0.88%	156.00%
Year Ended October 31, 2012	$10.78	0.19	0.30	0.49	(0.24)	(0.28)	—	(0.52)	—	$10.75	4.70%	$68,699,937	0.83%	1.81%	0.83%	81.08%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Effective March 3, 2014, Class R2 Shares were renamed Class R Shares.
(h)	Effective August 1, 2012, Class D Shares were renamed Institutional Service Class Shares.

Nationwide Inflation-Protected Securities Fund

Selected data for each share of capital outstanding throughout the periods indicated.

		Operations			Distributions					Ratios/Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) from Investments	Total from Operations	Net Investment Income	Total Distributions	Net Asset Value, End of Period	Total Return (b)(c)		Net Assets at End of Period	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)
Class A Shares
Six Months Ended April 30, 2017 (Unaudited)	$9.86	0.09	(0.13)	(0.04)	—	—	$9.82	(0.41%)		$773,218	0.58%	1.77%	0.68%	29.60%
Year Ended October 31, 2016	$9.36	0.19	0.31	0.50	—	—	$9.86	5.34%		$1,139,444	0.58%	1.95%	0.67%	—
Year Ended October 31, 2015	$9.55	0.05	(0.24)	(0.19)	—	—	$9.36	(1.94%)		$65,519	0.54%	0.51%	0.59%	29.81%
Year Ended October 31, 2014	$9.41	0.10	0.05	0.15	(0.01)	(0.01)	$9.55	1.55%		$36,829	0.59%	1.03%	0.64%	0.49%
Year Ended October 31, 2013	$10.05	—	(0.63)	(0.63)	(0.01)	(0.01)	$9.41	(6.29%)		$39,275	0.55%	(0.05%)	0.65%	37.88%
Period Ended October 31, 2012 (g)	$10.00	0.02	0.03	0.05	—	—	$10.05	0.50%		$21,277	0.55%	1.75%	0.92%	0.00

Class R6 Shares (h)
Six Months Ended April 30, 2017 (Unaudited)	$9.92	0.11	(0.13)	(0.02)	(0.01)	(0.01)	$9.89	(0.21	%)(i)	$216,570,598	0.30%	2.20%	0.40%	29.60%
Year Ended October 31, 2016	$9.39	0.04	0.49	0.53	—	—	$9.92	5.64%		$145,280,035	0.30%	0.39%	0.38%	—
Year Ended October 31, 2015	$9.57	(0.01)	(0.16)	(0.17)	(0.01)	(0.01)	$9.39	(1.76%)		$208,706,579	0.30%	(0.07%)	0.34%	29.81%
Year Ended October 31, 2014	$9.44	0.09	0.09	0.18	(0.05)	(0.05)	$9.57	1.92%		$303,546,256	0.30%	0.92%	0.35%	0.49%
Year Ended October 31, 2013	$10.06	(0.01)	(0.60)	(0.61)	(0.01)	(0.01)	$9.44	(6.09%)		$146,817,529	0.30%	(0.10%)	0.39%	37.88%
Period Ended October 31, 2012 (g)	$10.00	0.02	0.04	0.06	—	—	$10.06	0.60%		$46,574,482	0.30%	2.03%	0.68%	0.00

Institutional Service Class Shares
Period Ended April 30, 2017 (j) (Unaudited)	$9.72	0.12	0.05	0.17	(0.01)	(0.01)	$9.88	1.71%		$487,520	0.45%	3.11%	0.55%	29.60%

Amounts designated as “—” are zero or have been rounded to zero.

(a)	Per share calculations were performed using average shares method.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees may have been waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from September 18, 2012 (commencement of operations) through October 31, 2012. Total return is calculated based on inception date of September 17, 2012 through October 31, 2012.
(h)	Effective February 28, 2017, Institutional Class Shares were renamed Class R6 Shares.
(i)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(j)	For the period from December 7, 2016 (commencement of operations) through April 30, 2017. Total return is calculated based on inception date of December 6, 2016 through April 30, 2017.

PART B

STATEMENT OF ADDITIONAL INFORMATION

September 27, 2017

NATIONWIDE MUTUAL FUNDS

One Nationwide Plaza

Mail Code: 5-02-210

Columbus, Ohio 43215

(800) 848-0920

www.nationwide.com/mutualfunds

Nationwide Government Bond Fund

This Statement of Additional Information (“SAI”) relates to the September 27, 2017 Combined Prospectus/Information Statement (the “Prospectus/Information Statement”) which describes a reorganization (the “Transaction”) of the Nationwide Government Bond Fund (the “Target Fund”) into the Nationwide Inflation-Protected Securities Fund (the “Acquiring Fund”). Both the Target Fund and the Acquiring Fund are series of Nationwide Mutual Funds (the “Trust”). As a result of the Transaction, Target Fund shareholders will be issued shares of the Acquiring Fund (“Acquiring Fund Shares”) as shown below.

Target Fund	Acquiring Fund
Nationwide Government Bond Fund	Nationwide Inflation-Protected Securities Fund
Class A	Class A
Class C	Class A
Class R	Class A
Institutional Service Class	Institutional Service Class

This SAI, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement relating specifically to the Transaction. A copy of the Prospectus/Information Statement may be obtained upon request and without charge by calling the Trust at (800) 848-0920.

Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Information Statement. The Transaction will occur in accordance with the terms of the Plan of Reorganization.

1

Table of Contents

GENERAL INFORMATION	3
INCORPORATION OF DOCUMENTS BY REFERENCE INTO THE SAI	3
PRO FORMA FINANCIAL INFORMATION	3

2

General Information

This SAI relates to (i) the transfer of substantially all of the property, assets and goodwill of the Target Fund to the Acquiring Fund, in exchange for shares of the designated classes of the Acquiring Fund; (ii) the assumption by the Acquiring Fund of all of the Target Fund’s liabilities; (iii) the distribution of Acquiring Fund Shares to the shareholders of the Target Fund; and (iv) the termination, dissolution and complete liquidation of the Target Fund as soon as practicable after the closing. The reorganization of the Target Fund into the Acquiring Fund is currently expected to occur on or around December 4, 2017, at which time there will be a pro rata distribution of Acquiring Fund Shares to the shareholders of the Target Fund according to their interests in complete liquidation of the Target Fund. Further information is included in the Prospectus/Information Statement and in the documents, listed below, that are incorporated by reference into this SAI.

Incorporation of Documents by Reference into the SAI

This SAI incorporates by reference the following documents, which have each been filed with the U.S. Securities and Exchange Commission and will be sent to any shareholder requesting this SAI:

1.	Statement of Additional Information dated February 28, 2017, as revised and supplemented to date, with respect to the Target Fund (previously filed on EDGAR, Accession No. 0001193125-17-046692).

2.	The audited financial statements and related report of the independent registered accounting firm included in the Target Fund’s Annual Report to Shareholders for the reporting period ended October 31, 2016, as amended to date (previously filed on EDGAR, Accession No. 0001193125-16-805292). No other parts of the Annual Report are incorporated herein by reference.

3.	The financial statements included in the Target Fund’s Semi-Annual Report to Shareholders for the reporting period ended April 30, 2017 (previously filed on EDGAR, Accession No. 0001193125-17-211944). No other parts of the Semi-Annual Report are incorporated herein by reference.

4.	Statement of Additional Information dated, February 28, 2017, as revised and supplemented to date, with respect to the Acquiring Fund (previously filed on EDGAR, Accession No. 0001193125-17-046692).

5.	The audited financial statements and related report of the independent registered accounting firm included in the Acquiring Fund’s Annual Report to Shareholders for the reporting period ended October 31, 2016, as amended to date (previously filed on EDGAR, Accession No. 0001193125-16-805292). No other parts of the Annual Report are incorporated herein by reference.

6.	The financial statements included in the Acquiring Fund’s Semi-Annual Report to Shareholders for the reporting period ended April 30, 2017 (previously filed on EDGAR, Accession No. 0001193125-17-211944). No other parts of the Semi-Annual Report are incorporated herein by reference.

PRO FORMA FINANCIAL INFORMATION

The financial highlight tables are intended to help you understand the financial performance of the Nationwide Government Bond Fund (“Target Fund”) and Nationwide Inflation-Protected Securities Fund (“Acquiring Fund”) for the past five fiscal years (or, in the case of the Acquiring Fund, since its commencement of operations on September 18, 2012) and are included in the Acquiring Fund’s prospectus and Target Fund’s prospectus which are each incorporated herein by reference. The Acquiring Fund’s prospectus also accompanies this Prospectus/Information Statement. The pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Transaction had been consummated. These pro forma numbers have been estimated in good faith based on information regarding the Acquiring Fund and the Target Fund for the twelve-month period ended April 30, 2017. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Funds, which are available in their respective annual and semi-annual shareholder reports.

3

Narrative Description of the Pro Forma Effects of the Transaction

The unaudited pro forma information for the twelve-month period ended April 30, 2017, has been prepared to give effect to the proposed Transaction pursuant to the Plan as if it had been consummated on May 1, 2016.

Basis of Pro Forma Financial Information

On June 14, 2017, the Board approved the Plan by which the Target Fund will transfer all of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the Acquiring Fund will assume all of the liabilities of the Target Fund. Target Fund shareholders will receive the class of Acquiring Fund Shares indicated in Table 1 below. The Acquiring Fund will issue Acquiring Fund Shares with an aggregate net asset value equal to the aggregate value of the net assets that it receives from the Target Fund, as determined pursuant to the terms of the Plan. All Acquiring Fund Shares delivered to the Target Fund will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the Acquiring Fund Shares received by the Target Fund will be distributed pro rata, on what is expected to be a tax-free basis for U.S. federal income tax purposes, to the shareholders of the Target Fund in proportion to their holdings of shares of the Target Fund.

Under U.S. generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity, and the results of operations of the surviving fund for pre-organization periods will not be restated. The Acquiring Fund will be the accounting survivor of the Transaction for financial statement purposes.

Table 1 – Reorganization Shares

Target Fund Shares	Acquiring Fund Shares
Target Fund Class A	Acquiring Fund Class A
Target Fund Class C	Acquiring Fund Class A
Target Fund Class R	Acquiring Fund Class A
Target Fund Institutional Service Class	Acquiring Fund Institutional Service Class

Table 2 – Target Fund’s and Acquiring Fund’s Net Assets as of April 30, 2017

The Table below shows the net assets of the Target Fund, the Acquiring Fund, and the pro forma combined net assets assuming the Transaction was completed as of April 30, 2017.

Target Fund Net Assets	Acquiring Fund Net Assets	Pro Forma Combined Net Assets after Transaction with Target Fund
$41,997,474	$217,831,336	$259,828,810

Pro Forma Adjustments

The table below reflects needed adjustments to expenses of the pro forma combined funds as if the Transaction had taken place on May 1, 2016. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Target Fund and Acquiring Fund, and have been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.

4

Expense Category	Increase (decrease) in expense in dollars	Increase (decrease) in expense in basis points
Advisory fees	$(51,295)	(0.02%)
Accounting, custody and administration fees[1]	(95,975)	(0.04%)
Transfer and disbursing agent fees	—	—
Professional fees[2]	(27,736)	(0.01%)
Trustee fees	—	—
Distribution and/or service fees — Class A	—	—
Distribution and/or service fees — Class C3	(4,589)	(0.00%)
Distribution and/or service fees — Class R3	(1,489)	(0.00%)
Distribution and/or service fees — Institutional Service Class	—	—
Miscellaneous fees[4]	(53,463)	(0.02%)
Fee waiver/reimbursements[5]	53,062	0.02%

[1]	Administrative fees were adjusted to eliminate duplicative costs of administering two funds pursuant to the accounting, custody and administrative services agreements.
[2]	Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.
[3]	Distribution and/or service fees have been reduced for Class C and Class R shares as the Class C and Class R shares of the Target Fund each pay an amount under the Distribution Plan that will not exceed 1.00% and 0.50%, respectively, while the Class A shares of the Funds pay an amount under the Distribution Plan that will not exceed 0.25%
[4]	Miscellaneous fees were reduced to eliminate the effects of duplicative fees for other services.
[5]	During the twelve-month period ended April 30, 2017, NFA had agreed to limit operating expenses of the Acquiring Fund and the Target Fund in order to limit each Fund’s average expenses for the year. The adjustments reflect the impact of the increase (decrease) in pro forma operating expenses on the expense limitation agreement in effect during the period.

Accounting Policy

No significant accounting policies will change as a result of the Transaction, specifically, policies regarding valuation of portfolio securities of Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, the Transaction will not require any changes to the Acquiring Fund’s existing contracts.

Transaction Costs

The cost of the Transaction, including any costs directly associated with preparing, filing, printing and distributing to the shareholders of the Target Fund all materials relating to the Transaction as well as the conversion costs associated with the Transaction (but excluding brokerage costs), will be borne by NFA. Brokerage costs incurred in the repositioning of portfolio securities of the Target Fund will be paid by the Acquiring Fund following the merger, which ultimately are paid by all shareholders of the Acquiring Fund after the Transaction, including former shareholders of the Target Fund that receive Acquiring Fund shares. Subsequent to the Transaction, it is expected that the portfolio managers of the Acquiring Fund will sell approximately 43% of the Target Fund’s portfolio securities, consisting mostly of U.S. Government Securities, which will result in additional transaction costs that will be borne by all shareholders of the Acquiring Fund of approximately $7,000 to $15,000.

Capital Loss Carryforwards

At April 30, 2017, the Target Fund had aggregate capital loss carryforwards in the amount of $1,481,385, and the Acquiring Fund had aggregate capital loss carryforwards in the amount of $4,778,806.

5